EXHIBIT 10.2

THIRD AMENDMENT TO SECOND
AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of March 28, 2011

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is by and among FRESH DEL MONTE PRODUCE INC., a Cayman Island company (“Fresh Produce”), DEL MONTE FRESH PRODUCE N.A., INC., a Florida corporation (“Fresh N.A.”), DEL MONTE FRESH PRODUCE INTERNATIONAL, INC., a Liberian corporation (“Fresh International”), FRESH DEL MONTE SHIP HOLDINGS LTD., a Cayman Island company (“Ship Holdings”), DEL MONTE B.V. (f/k/a Del Monte Fresh Produce B.V.), a Netherlands corporation (“DMBV”), DEL MONTE (UK) LIMITED, an English limited company (“Fresh U.K.”), DEL MONTE FOODS INTERNATIONAL LIMITED, an English limited company (“Foods International”), DEL MONTE INTERNATIONAL, INC., a Panama corporation (“Del Monte International”), DEL MONTE EUROPE LIMITED, an English limited company (“Del Monte Europe”), DEL MONTE FUND B.V., a Netherlands Antilles company (“Fund BV”), DEL MONTE INTERNATIONAL GMBH, a Swiss limited liability company (“DMG”), and NETWORK SHIPPING LTD., a Bermuda company (“Network”; Fresh Produce, Fresh N.A., Fresh International, Ship Holdings, DMBV, Fresh U.K., Foods International, Del Monte International, Del Monte Europe, Fund BV, DMG and Network are referred to herein collectively as the “Borrowers” and each individually as a “Borrower”); the entities identified as “Guarantors” on the signature pages hereof (each a “Guarantor” and collectively, the “Guarantors”); the banks and other lending institutions listed on the signature pages hereof as Lenders (the “Lenders”); and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

WHEREAS:

(1)           The Borrowers, the Administrative Agent, the Guarantors and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of July 17, 2009 (the “Credit Agreement”).

(2)           The Borrowers have requested that certain terms and conditions of the Credit Agreement be amended and the Administrative Agent and the Lenders have agreed to the requested amendments, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and further agree as follows:

Section 1.         Amendments.

1.1  Section 1.1 of the Credit Agreement is amended by deleting the grid from the definition of “Applicable Margin” in its entirety and inserting the following in lieu thereof:

Level	Leverage Ratio	Applicable Margin for LIBO Rate Advances	Applicable Margin for Base Rate Advances	Applicable Margin for Unused Commitment
1	Greater than or equal to 2.75 to 1.00	2.500%	1.500%	0.500%
2	Less than 2.75 to 1.00, but greater than or equal to 2.25 to 1.00	2.250%	1.250%	0.375%
3	Less than 2.25 to 1.00, but greater than or equal to 1.50 to 1.00	2.000%	1.000%	0.375%
4	Less than 1.50 to 1.00, but greater than or equal to 1.00 to 1.00	1.750%	0.750%	0.250%
5	Less than 1.00 to 1.00	1.500%	0.500%	0.250%

Section 2.         Representations and Warranties.  Each Borrower and Guarantor represents and warrants as follows:

(a)  The execution, delivery and performance by such Loan Party of this Amendment and the other transactions contemplated hereby, are within such Loan Party’s corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party’s charter or bylaws; (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970 and any similar statute), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award; (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties; or (iv) except for the Liens created under the Security Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

(b)  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment and each other Loan Document contemplated hereby to which it is or is to be a party, or for the consummation of the transactions contemplated hereby.

(c)  This Amendment and each other document required to be delivered by a Loan Party hereunder have been duly executed and delivered by each Loan Party thereto, and constitute the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

(d)  The representations and warranties contained in Article 4 of the Credit Agreement, and in each of the Loan Documents, are correct in all material respects on and as of the date hereof as though made on and as of such date, other than any such representations and warranties that, by their terms, expressly refer to an earlier date.

(e)  No event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

Section 3.         Conditions Precedent to Effectiveness of this Amendment.  This Amendment shall be effective as of the date first set forth above upon receipt of the following by the Administrative Agent, in form and substance satisfactory to the Administrative Agent:

(i)         this Amendment duly executed by the Borrowers, the Guarantors, the Administrative Agent, the Issuing Bank and the Lenders; and

(ii)        such other documents, instruments, and information executed and/or delivered by the Borrowers as the Administrative Agent may reasonably request; and

(iii)       an amendment fee of $500,000 from the Borrowers, for the ratable benefit of the Lenders party hereto and an administrative fee from the Borrowers for the Administrative Agent as agreed between the Borrowers and the Administrative Agent, which amendment and administrative fees shall be fully-earned and non-refundable when paid.

Section 4.         Reference to and Effect on the Credit Agreement.

(a)  Upon the effectiveness of this Amendment as set forth in Section 3 hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the Notes and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(b)  Except as specifically amended above, the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.

(c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

Section 5.         Costs, Expenses and Taxes.  The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).  In addition, the Borrowers agree, jointly and severally, to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree to save the Administrative Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

Section 6.         Affirmation of Guaranty.  By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under its Guaranty Agreement remain in full force and effect in relation to the Credit Agreement, as amended and modified by this Amendment, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under its Guaranty Agreement.

Section 7.         Affirmation of Security Documents.  By executing this Amendment, each Loan Party hereby reaffirms and confirms each Security Document to which it is a party, and its payment and performance obligations, contingent or otherwise, thereunder and hereby acknowledges that the rights granted thereby in favor of the Administrative Agent (for its benefit and the benefit of the Lenders) are in full force and effect.  With respect to any Security Documents which are governed by English law, the reaffirmation, confirmation and acknowledgement in this Section shall be governed by English law, and shall be construed, interpreted, performed and enforced in accordance therewith.

Section 8.         Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of a signature page hereto by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 9.         Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (except as otherwise set forth in Section 7).

Section 10.      Final Agreement.  This Amendment represents the final agreement between the Borrowers, the Administrative Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.  This Amendment shall constitute a Loan Document for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

BORROWERS:	FRESH DEL MONTE PRODUCE INC.

By:
Name:
Title:

DEL MONTE FRESH PRODUCE N.A., INC.

By:
Name:
Title:

DEL MONTE FRESH PRODUCE
INTERNATIONAL, INC.

By:
Name:
Title:

FRESH DEL MONTE SHIP HOLDINGS LTD.

By:
Name:
Title:

DEL MONTE B.V.

By:
Name:
Title:

DEL MONTE (UK) LIMITED

By:
Name:
Title:

DEL MONTE FOODS INTERNATIONAL
LIMITED

By:
Name:
Title:

DEL MONTE INTERNATIONAL, INC.

By:
Name:
Title:

DEL MONTE EUROPE LIMITED

By:
Name:
Title:

DEL MONTE FUND B.V.

By:
Name:
Title:

NETWORK SHIPPING LTD.

By:
Name:
Title:

DEL MONTE INTERNATIONAL GMBH

By:
Name:
Title:

GUARANTORS:	DEL MONTE FRESH PRODUCE COMPANY

By:
Name:
Title:

DEL MONTE FRESH PRODUCE
(SOUTHWEST), INC

By:
Name:
Title:

FRESH DEL MONTE PRODUCE (CANADA),
INC.

By:
Name:
Title:

DEL MONTE FRESH PRODUCE (WEST
COAST), INC.

By:
Name:
Title:

DEL MONTE FRESH PRODUCE (TEXAS), INC.

By:
Name:
Title:

FDM HOLDINGS LIMITED

By:
Name:
Title:

DEL MONTE B.V.I. LIMITED

By:
Name:
Title:

CORPORACION DE DESARROLLO
AGRICOLA DEL MONTE S.A.

By:
Name:
Title:

COMPAÑIA DE DESARROLLO BANANERO
DE GUATEMALA, S.A.

By:
Name:
Title:

DEL MONTE FRESH PRODUCE (ASIA-
PACIFIC) LIMITED

By:
Name:
Title:

FRESH DEL MONTE PRODUCE N.V.

By:
Name:
Title:

WAFER LIMITED

By:
Name:
Title:

FRESH DEL MONTE JAPAN COMPANY LTD.

By:
Name:
Title:

DEL MONTE FRESH PRODUCE (CHILE) S.A..

By:
Name:
Title:

DEL MONTE FRESH PRODUCE INVESTMENT
(CHILE) CORP.

By:
Name:
Title:

CLAVERTON LIMITED

By:
Name:
Title:

ADMINISTRATIVE AGENT AND
LENDERS:	COÖPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK
NEDERLAND”, NEW YORK BRANCH, as
Administrative Agent and a Lender

By:
Name:
Title:

By:
Name:
Title:

AGFIRST FARM CREDIT BANK, as a Lender

By:
Name:
Title:

SUNTRUST BANK, as a Lender

By:
Name:
Title:

FARM CREDIT SERVICES OF MID-AMERICA,
PCA, as a Lender

By:
Name:
Title:

ING CAPITAL LLC, as a Lender

By:
Name:
Title:

U.S. AGBANK, FCB, as a Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

COBANK, ACB, as a Lender

By:
Name:
Title:

FARM CREDIT BANK OF TEXAS, as a Lender

By:
Name:
Title:

FARM CREDIT WEST, PCA, as a Lender

By:
Name:
Title:

GREENSTONE FARM CREDIT SERVICES
ACA/FCLA, as a Lender

By:
Name:
Title:

1ST FARM CREDIT SERVICES, PCA, as a
Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

AMERICAN AGCREDIT, PCA, as a Lender

By:
Name:
Title:

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By:
Name:
Title:

REGIONS BANK, as a Lender

By:
Name:
Title:

FARM CREDIT SERVICES OF THE
MOUNTAIN PLAINS, PCA, as a Lender

By:
Name:
Title:

UNITED FCS, PCA d/b/a FCS COMMERCIAL
FINANCE GROUP, as a Lender

By:
Name:
Title:

TD BANK, N.A., as a Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Lender

By:
Name:
Title: